                                                                     Exhibit 4.3

                                        JOINDER AGREEMENT dated and effective as
                                    of December 7, 1998, among METALLURG
                                    HOLDINGS, INC., a Delaware corporation (the
                                    "Company"), Joseph H. Marren, Scott M.
                                    Honour, Mark W. Lanigan, Robert McEvoy and
                                    Scott Morrison, (collectively, the
                                    "Investors"), and SAFEGUARD INTERNATIONAL
                                    FUND, L.P., STATE OF MICHIGAN RETIREMENT
                                    SYSTEM - SAFEGUARD LIMITED PARTNERSHIP and
                                    SCP PRIVATE EQUITY PARTNERS, L.P.
                                    (collectively, the "Existing Stockholders").

                  Reference is made to the Amended and Restated Stockholders' Agreement (the "Stockholders' Agreement") dated as of October 13, 1998 among the Company and the stockholders listed therein, in the form of Exhibit I hereto, and the Amended and Restated Registration Rights Agreement (the "Registration Rights Agreement") dated as of October 13, 1998 among the Company and the stockholders listed therein, in the form of Exhibit II hereto.

                  The Company and the Existing Stockholders wish to add the Investors to the Stockholders' Agreement and the Registration Rights Agreement as Stockholders (as such term is defined therein).

                  Accordingly, the parties do hereby agree as follows:

                  1. The Company and the Existing Stockholders hereby add the Investors as Stockholders to the Stockholders' Agreement and the Registration Rights Agreement.

                  2. The Investors hereby agree to adopt, and hereby agree to be bound by, all the terms and provisions of the Stockholders' Agreement and the Registration Rights Agreement.

                  3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  4. This Agreement contains the entire understanding among the parties and supersedes any prior understandings and agreements among them concerning the subject matter hereof, and there are no restrictions, agreements, arrangement or undertakings, oral or written, among the parties relating to the subject matter of this Agreement which are not fully expressed herein.
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                  IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date first written above.

                                   COMPANY:

                                    METALLURG HOLDINGS, INC.


                                    By /S/ Michael R. Holly
                                       --------------------------------
                                       Name: Michael R. Holly
                                       Title: Executive Vice President

                                   INVESTORS:

                                   /s/ Joseph H. Marren
                                   ------------------------------------
                                   Joseph H. Marren

                                   /s/ Scott M. Honour
                                   ------------------------------------
                                   Scott M. Honour

                                   /s/ Mark W. Lanigan
                                   ------------------------------------
                                   Mark W. Lanigan

                                   /s/ Robert McEvoy
                                   ------------------------------------
                                   Robert McEvoy

                                   /s/ Scott Morrison
                                   ------------------------------------
                                   Scott Morrison

Agreed and Accepted:

STOCKHOLDERS:

SAFEGUARD INTERNATIONAL FUND, L.P.

By: SIF Management, L.P., its general partner

By: Safeguard International Partners, L.L.C.,
    its general partner



By: /S/ Michael R. Holly
   --------------------------------
   Name: Michael R. Holly
   Title: Managing Director
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STATE OF MICHIGAN RETIREMENT SYSTEMS -
SAFEGUARD LIMITED PARTNERSHIP

By: SFINT, Inc., its general partner

By: /S/ Michael R. Holly
   --------------------------------
   Name: Michael R. Holly
   Title: President

SCP PRIVATE EQUITY PARTNERS, L.P.

By: SCP Private Equity Management, L.P.,
    its general partner

By: /S/ Samuel A. Plum
   --------------------------------
   Name: Samuel A. Plum
   Title: General Partner